UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  May 17, 2016
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CAPSTONE COMPANIES, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

ITEM 8.01    Other Events.  Capstone Companies, Inc. ("Company") conducted a webcast/teleconference on May 17, 2016, to review financial results for the first quarter of fiscal year 2016 (as reported in the Form 10Q report filed with the Commission on May 16, 2016).  A transcript of Company statements is attached as Exhibit 99.1 to this Report.

The information presented in Item 8.01 of this Current Report on Form 8-K and its exhibits or sources incorporated by reference herein shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered "filed" under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01    Financial Statements and Exhibits

EXHIBIT NUMBER                  EXHIBIT DESCRIPTION

99.1	Transcript of May 17, 2016 Webcast by Capstone Companies, Inc.*
99.2	Press Release on Financial Results for Quarter Ending March 31, 2016, issued by Capstone Companies, Inc.

*Filed Herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date: May 18, 2016

By: /s/ James G. McClinton
Chief Financial Officer